UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31,  2005

FIRST BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Missouri	000-22842	43-1654695
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

142 East First Street, Mountain Grove, Missouri	65711
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (417) 926-5151

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

ÿ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

ÿ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

ÿ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

ÿ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Directors’ Compensation

On October 31, 2005, the Board of Directors of First Home Savings Bank (“First Home” or the “Bank”) approved an increase in the fees paid for meetings of the Bank’s Board of Directors effective as of November 1, 2005.  First Home is the financial institution subsidiary of First Bancshares, Inc. (“First Bancshares” or the “Company”).  No fees are paid to the directors of the Company.

First Home increased the fees paid to each director from $300 to $600 per Board meeting.

Severance Agreement

On October 31 ,2005, First Bancshares and the Bank entered into a severance agreement and general release with Charles W. Schumacher in connection with his termination of employment. The material terms of the agreement include:

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Payment of $42,000 ($29,000 net of applicable payroll taxes) in consulting fees and accrued vacation and personal days.

A copy of the severance agreement is attached hereto as Exhibit 99.1 and incorporated herein by reference. The Company announced that it had entered in the severance agreement in a press release issued on November 4, 2005, which is attached hereto as Exhibit 99.2.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

In a press release issued on November 4, 2005, First Bancshares also announced the appointment of Billy E. Hixon to the Board of Directors of First Bancshares and the Bank effective October 31, 2005.  Mr. Hixon will fill the vacancies on each of the Board of Directors created by the resignation of Director Charles W. Schumacher, which was announced on September 8, 2005.

There are no arrangements or understandings between Mr. Hixon and any other persons pursuant to which he was selected as a director. Mr. Hixon is not a party to any transaction with the First Bancshares and the Bank that would require disclosure under Item 404(a) of Securities and Exchange Commission Regulation S-K.

A copy of the press release announcing Mr. Hixon’s appointment to the Boards of Directors of the Company and the Bank is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

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Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

99.1

Severance Agreement Between First Bancshares, Inc. and First Home Savings Bank and Charles W. Schumacher

99.2

News Release of First Bancshares, Inc. dated November 4, 2005.

99.3

News Release of First Bancshares, Inc. dated November 4, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2005

FIRST BANCSHARES, INC.

/s/ Stephen H. Romines

Stephen H. Romines

Interim President and Chief Executive Officer

Exhibit 99.1

Severance Agreement Between First Bancshares, Inc. and First Home Savings Bank

and Charles W. Schumacher

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Exhibit 99.2

News Release Dated November 4, 2005

**FOR IMMEDIATE RELEASE**

FIRST BANCSHARES, INC.

ANNOUNCES SEVERANCE AGREEMENT

Mountain Grove, Missouri (November 4, 2005) – First Bancshares, Inc. (Nasdaq  - FstBksh: “FBSI”) (the “Company”), the parent company of First Home Savings Bank, Mountain Grove, Missouri (the “Bank”), today announced, in connection with the resignation of its former President and Chief Executive Officer, Charles W. Schumacher which was previously announced on September 8, 2005, the Company and the Bank entered into a severance agreement with Mr. Schumacher.  The terms of the agreement provide payment of $42,000 ($29,000 net of applicable payroll taxes) in consulting fees and accrued vacation and personal days.

First Home Savings Bank is an FDIC-insured savings bank chartered by the State of Missouri that conducts business from its home office in Mountain Grove, Missouri and nine full service branch facilities in Marshfield, Ava, Gainesville, Sparta, Theodosia, Crane, Galena, Kissee Mills and Rockaway Beach, Missouri.

At June 30, 2005, First Bancshares, Inc. had consolidated total assets of $244.0 million and stockholders’ equity of $26.8 million.

Forward-looking statements:

Certain matters discussed in this press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995(“PSLRA”) and are made pursuant to the safe harbors of the PSLRA. These forward-looking statements relate to, among other things, developments with respect to the impaired loans.  These forward-looking statements are based upon current management expectations and may, therefore, involve risks and uncertainties.  The Company’s actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements as a result of a wide variety or range of factors including, but not limited to, changes in credit and other risks posed by the Company’s loan portfolio, the bankruptcy of the borrower and the company’s ability to collect on guarantees.  Accordingly, these factors should be considered in evaluating forward-looking statements, and undue reliance should not be placed on such statements.  The Company undertakes no responsibility to update or revise any forward-looking statements.

For additional information contact Stephen H. Romines or Susan J. Uchtman at (417) 926-5151.

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Exhibit 99.3

News Release Dated November 4, 2005

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**FOR IMMEDIATE RELEASE**

FIRST BANCSHARES, INC.

ANNOUNCES APPOINTMENT OF BOARD MEMEBER

Mountain Grove, Missouri (November 4, 2005) – First Bancshares, Inc. (Nasdaq  - FstBksh: “FBSI”) (the “Company”), the parent company of First Home Savings Bank, Mountain Grove, Missouri (the “Bank”), today announced today that Billy E. Hixon has been appointed to the Company’s Board of Directors effective October 31, 2005 to fill the vacancy created by the resignation of former Director Charles W. Schumacher, which was announced on September 8, 2005.  Mr. Hixon will also serve on the Company’s Audit Committee.  Mr. Hixon has also been appointed to the Board of Directors of the Bank.

Mr. Hixon is a retired Certified Public Accountant and retired Certified Government Financial Manager.  He spent 31 years in public accounting, all with the regional CPA Firm of BKD, LLP.  He retired as a partner and as assistant partner-in-charge of one of the firm's largest offices. He is a member of the American Institute of Certified Public Accountants and the Missouri Society of Certified Public Accountants.  He currently serves on the Board of Directors of the following entities:  Mighty Mites Inc., President of the Board; Southwest Missouri Humane Society, President of the Board; Missouri State University Alumni Association, immediate past President of the Board; Missouri State University Foundation; and United Way of the Ozarks.  Mr. Hixon is a veteran of the U.S. Army.  He is a 1969 graduate of Missouri State University.

First Home Savings Bank is an FDIC-insured savings bank chartered by the State of Missouri that conducts business from its home office in Mountain Grove, Missouri and nine full service branch facilities in Marshfield, Ava, Gainesville, Sparta, Theodosia, Crane, Galena, Kissee Mills and Rockaway Beach, Missouri.

At June 30, 2005, First Bancshares, Inc. had consolidated total assets of $244.0 million and stockholders’ equity of $26.8 million.

Forward-looking statements:

Certain matters discussed in this press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995(“PSLRA”) and are made pursuant to the safe harbors of the PSLRA. These forward-looking statements relate to, among other things, developments with respect to the impaired loans.  These forward-looking statements are based upon current management expectations and may, therefore, involve risks and uncertainties.  The Company’s actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements as a result of a wide variety or range of factors including, but not limited to, changes in credit and other risks posed by the Company’s loan portfolio, the bankruptcy of the borrower and the company’s ability to collect on guarantees.  Accordingly, these factors should be considered in evaluating forward-looking statements, and undue reliance should not be placed on such statements.  The Company undertakes no responsibility to update or revise any forward-looking statements.

For additional information contact Stephen H. Romines or Susan J. Uchtman at (417) 926-5151.

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